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                                                                   EXHIBIT 12(A)


                           DORAL FINANCIAL CORPORATION
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


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                                                                      SIX-MONTH
                                                                     PERIOD ENDED
                                                                    JUNE 30, 2000
                                                                   ----------------
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INCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                          $ 46,272
  Plus:
     Fixed Charges (excluding capitalized interest)                      131,150
                                                                        --------

TOTAL EARNINGS                                                          $177,422
                                                                        ========

FIXED CHARGES:
     Interest expensed and capitalized                                  $131,838
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                                     991
     An estimate of the interest component within rental expense           1,047
                                                                        --------

TOTAL FIXED CHARGES                                                     $133,876
                                                                        ========

RATIO OF EARNINGS TO FIXED CHARGES                                          1.33
                                                                        ========




EXCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                          $ 46,272
  Plus:
     Fixed Charges (excluding capitalized interest)                      102,912
                                                                        --------

TOTAL EARNINGS                                                          $149,184
                                                                        ========

FIXED CHARGES:
     Interest expensed and capitalized                                  $103,600
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                                     991
     An estimate of the interest component within rental expense           1,047
                                                                        --------

TOTAL FIXED CHARGES                                                     $105,638
                                                                        ========

RATIO OF EARNINGS TO FIXED CHARGES                                          1.41
                                                                        ========
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